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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                             ---------------------


                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)     JUNE 18, 1998
                                                      -----------------------



                            NORTON MCNAUGHTON, INC.
             (Exact name of registrant as specified in its charter)



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
                      DELAWARE                           0-23440                13-3747173
      ----------------------------------------      ----------------         ------------------
             (State or other jurisdiction           (Commission File          (I.R.S. Employer
           of incorporation or organization)            Number)              Identification No.)

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                        463 SEVENTH AVENUE
                          NEW YORK, N.Y.                            10018
             ----------------------------------------            -------------
             (Address of principal executive offices)             (Zip Code)



             Registrant's telephone number, including area code: (212) 947-2960
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ITEM 5. OTHER EVENTS

Reference is made to the press release issued on June 18, 1998, attached hereto as Exhibit 99.

ITEM 7.  EXHIBITS

Exhibit Index
-------------


Exhibit 99  Press release dated June 18, 1998.





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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NORTON MCNAUGHTON, INC.
                                   -----------------------
                                        (Registrant)


Date: June 22, 1998                By:  /s/ Sanford Greenberg
                                        -----------------------------------
                                        SANFORD GREENBERG
                                        Chairman of the Board and Chief
                                          Executive Officer
                                        (Principal Executive Officer)



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